THE VARIABLE ANNUITY CONTRACT
                                    issued by

                    METLIFE INVESTORS USA SEPARATE ACCOUNT A
                  (formerly, Security First Separate Account A)

                                       and

                     METLIFE INVESTORS USA INSURANCE COMPANY
                (formerly, Security First Life Insurance Company)


Supplement Dated February 20, 2002


The Section of the Prospectus entitled "5. Annuity Payments (The Income Phase) - Terminating the Living Benefit" is amended to read as follows:

The Living Benefit rider will terminate upon the earliest of:

o The date you elect to receive annuity payments either under the Living Benefit rider or the contract;

o The 30th day following the contract anniversary immediately after your 85th birthday;

o    The date you make a complete withdrawal of your account value;

o Death of an owner or death of the annuitant if a nonnatural person owns the contract; or

o    Change of the owner, for any reason.

When the Living Benefit rider terminates, the corresponding Living Benefit rider charge terminates.





CL-8060 (2/02)